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                                                                    Exhibit 23.1

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-47086) pertaining to the Millennium Cell Inc. Amended and Restated 2000 Stock Option Plan, of our report dated February 20, 2001 with respect to the financial statements of Millennium Cell Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2000.

New York, New York                                    /s/ ERNST & YOUNG LLP
March 20, 2001